                                                                   EXHIBIT 10.22

                                 FIFTH AMENDMENT
                               TO CREDIT AGREEMENT

      This FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of March 11, 2005 is among each of the parties named as a Borrower on the signature pages hereto (collectively, the "Borrowers"; each, individually, a "Borrower"), the financial institutions party hereto (the "Lenders"), and Bank of America., N.A., for itself and as agent for the Lenders (the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement defined below.

                                    RECITALS:

      A. The Agent and the Lenders are parties to that certain Credit Agreement dated as of May 16, 2002, as amended, supplemented, restated or otherwise modified from time to time (the "Credit Agreement"), among the Borrowers, the Agent and the Lenders.

      B. The Borrowers, the Agent and the Lenders have agreed to certain amendments to the Credit Agreement as described herein and subject to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. PURCHASE AND SALE OF CIP AND GARLOCK BEARING. Coltec and Garlock Sealing have entered into that certain Purchase and Sale Agreement, dated of even date herewith (the "CIP/GGB Purchase Agreement"), pursuant to which, among other things, (a) Garlock Sealing has agreed to contribute to Garlock Bearing certain assets relating to the Garlock Bearing business in accordance with the terms of the Contribution Agreement dated of even date herewith between Garlock Sealing and GGB (the "GGB Contribution Agreement"), (b) Garlock Sealing has agreed to sell to Coltec all of the Membership Interests (as defined in the CIP/GGB Purchase Agreement) in CIP and Garlock Bearing, (c) Coltec has agreed to issue and deliver its subordinated promissory note in the original principal amount of $73,381,000 to Garlock Sealing (the "Coltec Subordinated Note"), and
(d) Coltec has agreed to pledge the Membership Interests (as hereafter defined) to Garlock Sealing in accordance with the terms of the Pledge Agreement dated of even date herewith between Coltec and Garlock Sealing (the "CIP/GGB Pledge Agreement"). The Borrowers represent and warrant to the Agent and the Lenders that the Borrowers have delivered to the Agent true, correct and complete copies of the CIP/GGB Purchase Agreement, the GGB Contribution Agreement, the Coltec Subordinated Note and the CIP/GGB Pledge Agreement, each as in effect on the date hereof.

      2. PURCHASE AND SALE OF STEMCO ASSETS. Prior to the date hereof, the Borrowers have formed the following new Subsidiaries:

      (a) Stemco Holdings, Inc., a Delaware corporation ("Stemco Holdings"), has been formed and is wholly-owned by Coltec;

      (b) Stemco LP, a Texas limited partnership ("Stemco LP (TX)"), has been formed and Coltec is the general partner and Stemco Holdings is the sole limited partner; and

      (c) Stemco Holdings Delaware, Inc., a Delaware corporation ("Stemco Holdings Delaware"), has been formed and is wholly-owned by Garlock Sealing.

In connection with the formation of such new Subsidiaries, the Borrowers propose to take the following actions:

            (i) Garlock Sealing proposes to transfer 99% of its membership interests in Stemco to Stemco Holdings Delaware pursuant to a Contribution Agreement dated of even date herewith between Garlock Sealing and Stemco Holdings Delaware (the "Stemco Contribution Agreement");

            (ii) Stemco will convert into a Delaware limited partnership to be known as Stemco Delaware LP ("Stemco LP (DE)");

            (iii) Stemco LP (DE) will sell certain of its assets and assign certain of its liabilities to Stemco LP (TX) pursuant to that certain Purchase and Sale Agreement, dated of even date herewith, between Stemco LP (DE) and Stemco LP (TX) (the "Stemco Purchase Agreement");

            (iv) Stemco LP (TX) will issue and deliver its subordinated promissory note in the original principal amount of $153,865,000 to Stemco LP (DE) (the "Stemco Subordinated Note");

            (v) Coltec will guaranty the Stemco Subordinated Note pursuant to a Guaranty Agreement (the "Coltec/Stemco Subordinated Guaranty"); and

            (vi) Coltec has agreed to pledge the general partnership interests in Stemco LP (TX) and the stock of Stemco Holdings to Stemco LP (DE) in accordance with the terms of the Pledge Agreement dated of even date herewith between Coltec and Stemco LP (DE) (the "Stemco Pledge Agreement").

The Borrowers represent and warrant to the Agent and the Lenders that the Borrowers have delivered to the Agent true, correct and complete copies of the Stemco Contribution Agreement, the Stemco Purchase Agreement, the Stemco Subordinated Note, the Coltec/Stemco Subordinated Guaranty and the Stemco Pledge Agreement, each as in effect on the date hereof.

      3. AMENDMENTS TO CREDIT AGREEMENT. Subject to the terms and conditions contained in Sections 5 and 6 hereof:

            (a) The Credit Agreement is hereby amended by deleting SECTION 6.5 and replacing it with the following:

            6.5 Subsidiaries and Affiliates. Schedule 6.5 is a correct and complete list of the name and relationship to the Borrowers of each and all of the Borrowers' Subsidiaries and other Affiliates as of the Closing Date. Schedule 6.5A is a correct and complete list of the name and relationship to the Borrowers of each and all of the Borrowers' Subsidiaries and other Affiliates upon the effective date of the transactions described in the CIP/GGB Purchase Agreement, the Stemco Contribution

      Agreement and the Stemco Purchase Agreement. Each Domestic Subsidiary is
      (a) duly incorporated or organized and validly existing in good standing under the laws of its state of incorporation or organization set forth on
      Schedule 6.5 (or, upon the effective date of the transactions described in the CIP/GGB Purchase Agreement, the Stemco Contribution Agreement and the Stemco Purchase Agreement, on Schedule 6.5A) and (b) qualified to do business and in good standing in each jurisdiction in which the failure to so qualify or be in good standing could reasonably be expected to have a Material Adverse Effect and (c) has all requisite power and authority to conduct its business and own its property.

      (b) The Credit Agreement is hereby amended by deleting SECTION 7.9 and replacing it with the following:

            7.9 Mergers, Consolidations or Sales. No Borrower nor any of their respective Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except for (i) sales of Inventory and licenses or leases of any Proprietary Rights in the ordinary course of its business (provided that no such license or lease shall be on an exclusive basis, if the Proprietary Rights which are the subject thereof are necessary or desirable to enable the Agent to sell, dispose, or complete manufacture of, or otherwise exercise its rights with respect to, any Collateral), (ii) sales or other dispositions of Equipment in the ordinary course of business that are obsolete or no longer used by Borrower in its business, (iii) so long as no Default or Event of Default shall have occurred and be continuing at the time thereof, Permitted Dispositions, (iv) so long as no Default or Event of Default shall have occurred and be continuing at the time thereof, sales or other dispositions of Fixed Assets (including Fixed Assets which constitute Collateral) for fair market value, provided, that, (A) Excess Availability shall be greater than $30,000,000 immediately before and after any such sale or disposition, and (B) the aggregate amount of all such sales and dispositions after the Closing Date (excluding sales and dispositions permitted under clause (v) below) shall not exceed $50,000,000, (v) sales or other dispositions of Fixed Assets which do not constitute Collateral by Foreign Subsidiaries for fair market value, (vi) the sale of the Membership Interests from Garlock Sealing to Coltec in accordance with the terms of the CIP/GGB Purchase Agreement, and the contribution of certain assets from Garlock Sealing to Garlock Bearing in accordance with the terms of the GGB Contribution Agreement, and (vii) the contribution of certain membership interests in Stemco from Garlock Sealing to Stemco Holdings Delaware in accordance with the terms of the Stemco Contribution Agreement, and the sale of the assets of Stemco LP (TX) to Stemco LP (DE) in accordance with the terms of the Stemco Purchase Agreement. In addition to the foregoing, any Borrower may merge with any other Borrower, any Subsidiary of any Borrower may merge or consolidate with or into any Borrower, and any Subsidiary of any Borrower may merge with any Subsidiary of such Borrower or any other Borrower so long as (i) the surviving Person in any such merger shall be a Wholly-Owned Subsidiary of the Parent and
      (ii) in no event whatsoever shall any of Garlock Sealing, Garrison or any Dormant Subsidiary be a party to any such merger or consolidation.

      (c) The Credit Agreement is hereby amended by deleting SECTION 7.10(b) and replacing it with the following:

            (b) None of the Parent, any Borrower nor any of their respective Subsidiaries shall directly or indirectly declare or make, or incur any liability to make, any Restricted Investment other than (i) Permitted Restricted Investments, (ii) Permitted Foreign Subsidiary Investments,
      (iii) Permitted Excess Collateral Provider Loans, (iv) Debt among the Borrowers and their respective Subsidiaries to the extent expressly permitted by Section 7.13(b), (d), (e), (f), (k) and (l), (v) Permitted Purchase Money Acquisitions, (vi) the purchase by Coltec of the Membership Interests in accordance with the terms of the CIP/GGB Purchase Agreement in exchange for the Coltec Subordinated Note, and the contribution of certain assets from Garlock Sealing to Garlock Bearing in accordance with the terms of the GGB Contribution Agreement, and (vii) the contribution of certain membership interests in Stemco from Garlock Sealing to Stemco Holdings Delaware in accordance with the terms of the Stemco Contribution Agreement, and the sale of the assets of Stemco LP (TX) to Stemco LP (DE) in accordance with the terms of the Stemco Purchase Agreement in exchange for the Stemco Subordinated Note.

      (d) The Credit Agreement is hereby amended deleting SECTION 7.12 and replacing it with the following:

            7.12 Guaranties. None of Parent, any Borrower nor any of their respective Subsidiaries shall make, issue, or become liable on any Guaranty, except (i) Guaranties of the Obligations in favor of the Agent,
      (ii) unsecured Guaranties by the Parent, any Borrower or any of their respective Subsidiaries (other than Garlock Sealing or Garrison) with respect to Debt of the Parent, any Borrower or any such Subsidiary in an aggregate outstanding principal amount not to exceed $20,000,000, provided that the aggregate outstanding principal amount of Debt guaranteed by the Borrowers and their Subsidiaries shall not exceed $5,000,000 of such $20,000,000 limit, (iii) unsecured Guaranties entered into by the Parent in the ordinary course of business guaranteeing obligations and/or liabilities not constituting Debt of any Borrower or any Borrower's respective Subsidiaries, (iv) to the extent permitted under Section 7.13(b), other unsecured Guaranties and related obligations in existence as of the Closing Date and arising from discontinued operations, and (v) the Coltec/Stemco Subordinated Guaranty, provided such Coltec/Stemco Subordinated Guaranty is subordinated to the Obligations pursuant to the Garlock Sealing Subordination Agreement.

      (e) The Credit Agreement is hereby amended by adding the following new clauses (k) and (l) to SECTION 7.13:

            (k) Debt under the Coltec Subordinated Note, provided such Debt is subordinated to the Obligations pursuant to the Garlock Sealing Subordination Agreement; and

            (l) Debt under the Stemco Subordinated Note, provided such Debt is subordinated to the Obligations pursuant to the Stemco Subordination Agreement.

      (f) The Credit Agreement is hereby amended by deleting SECTION 7.18 and replacing it with the following:

            7.18 Liens. No Borrower nor any of their respective Domestic Subsidiaries shall create, incur, assume, or permit to exist any Lien on any property now owned hereafter acquired by any of them, except (a) Permitted Liens, (b) Liens, if any, in effect as of the Closing Date described in Schedule 6.9 securing Debt described in Schedule 6.9, (c) Liens securing Capital Leases and purchase money Debt permitted in Section 7.13, (d) the Lien in favor of Garlock Sealing in the Membership Interests pursuant to the CIP/GGB Pledge Agreement, provided that such Lien shall at all times be subordinate to the Agent's Liens therein in accordance with the terms of the Garlock Sealing Subordination Agreement, and (e) the Lien in favor of Stemco in the general partnership interests in Stemco LP (TX) and in the stock of Stemco Holdings pursuant to the Stemco Pledge Agreement, provided that such Lien shall at all times be subordinate to the Agent's Liens therein in accordance with the terms of the Stemco Subordination Agreement.

      (g) The Credit Agreement is hereby amended by deleting SECTION 7.20 and replacing it with the following:

            7.20 Subsidiaries. The Borrowers shall not, directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than those listed on Schedule 6.5 (or, upon the effective date of the transactions described in the CIP/GGB Purchase Agreement, the Stemco Contribution Agreement and the Stemco Purchase Agreement, on Schedule 6.5A) and Wholly Owned Subsidiaries created in connection with any Permitted Restricted Investment.

      (h) ANNEX A to the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order:

            "Coltec Subordinated Note" means that certain subordinated promissory note, dated March 11, 2005, made by Coltec and payable to the order of Garlock Sealing in the original principal amount of $73,381,000.

            "CIP/GGB Pledge Agreement" means the Pledge Agreement, dated March 11, 2005, executed by Coltec in favor of Garlock Sealing, pursuant to which Coltec grants Garlock Sealing a Lien in the Membership Interests.

            "CIP/GGB Purchase Agreement" means that certain Purchase and Sale Agreement, dated March 11, 2005, between Coltec and Garlock Sealing, with respect to the sale by Garlock Sealing to Coltec of the Membership Interests.

            "Coltec/Stemco Subordinated Guaranty" means Guaranty Agreement, dated March 11, 2005, pursuant to which Coltec guaranties the obligations under the Stemco Subordinated Note.

            "Garlock Sealing Subordination Agreement" means that certain Subordination Agreement, dated March 11, 2005, between Garlock Sealing and the Agent, subordinating the Debt evidenced by the Coltec Subordinated Note to the Obligations and the Lien granted to Garlock Sealing pursuant to the CIP/GGB Pledge Agreement to the Agent's Liens.

            "GGB Contribution Agreement" means that certain Contribution Agreement, dated March 11, 2005, between Garlock Sealing and Garlock Bearing, pursuant to which Garlock Sealing contributes certain assets relating to the Garlock Bearing business to Garlock Bearing.

            "Membership Interests" shall have the meaning set forth in the CIP/GGB Purchase Agreement as in effect on March 11, 2005.

            "Stemco Contribution Agreement" means that certain Contribution Agreement, dated March 11, 2005, between Garlock Sealing and Stemco Holdings Delaware, pursuant to which Garlock Sealing contributes certain membership interests in Stemco to Stemco Holdings Delaware.

            "Stemco Holdings" means Stemco Holdings, Inc., a Delaware corporation.

            "Stemco Holdings Delaware" means Stemco Holdings Delaware, Inc., a Delaware corporation.

            "Stemco LP (DE)" means Stemco Delaware LP, a Delaware limited partnership, as successor to Stemco.

            "Stemco LP (TX)" means Stemco LP, a Texas limited partnership.

            "Stemco Pledge Agreement" means the Pledge Agreement, dated March 11, 2005, executed by Coltec in favor of Stemco LP (DE), pursuant to which Coltec grants Stemco LP (DE) a Lien in the equity interests Coltec owns of both Stemco Holding and Stemco LP (TX).

            "Stemco Purchase Agreement" means that certain Purchase and Sale Agreement, dated March 11, 2005, between Stemco LP (DE) and Stemco LP
      (TX), with respect to the sale by Stemco LP (DE) to Stemco LP (TX) of all of its assets.

            "Stemco Subordinated Note" means that certain subordinated promissory note, dated March 11, 2005, made by Stemco LP (TX) and payable to the order of Stemco LP (DE) in the original principal amount of $153,865,000.

            "Stemco Subordination Agreement" means that certain Subordination Agreement, dated March 11, 2005, between Stemco LP (DE) and the Agent, subordinating the Debt evidenced by the Coltec Subordinated Note and the Coltec/Stemco Subordinated Guaranty to the Obligations and the Lien granted to Stemco LP (DE) pursuant to the Stemco Pledge Agreement to the Agent's Liens.

      4. CONSENT TO PURCHASE AGREEMENT TRANSACTIONS; REAFFIRMATION OF
OBLIGATIONS.

      (a) Notwithstanding any prohibitions thereon contained in any Loan Document other than the Credit Agreement, the Agent and the Lenders hereby consent to (i) the transfer of the Membership Interests from Garlock Sealing to Coltec in accordance with the terms set forth in the CIP/GGB Purchase Agreement, and the contribution of certain assets from Garlock Sealing to Garlock Bearing in accordance with the terms of the GGB Contribution Agreement, (ii) the issuance of the Coltec Subordinated Note, (iii) the contribution of certain membership interests in Stemco from Garlock Sealing to Stemco Holdings Delaware in accordance with the terms of the Stemco Contribution Agreement, and the sale of certain assets and assignment of certain liabilities of Stemco LP (DE) to Stemco LP (TX) in accordance with the terms of the Stemco Purchase Agreement,
(iv) the issuance of the Stemco Subordinated Note and the Coltec/Stemco Subordinated Guaranty, and (v) subject to Section 6 hereof, the conversion of Stemco into Stemco LP (DE), in each case in accordance with the terms of the Credit Agreement as amended herein; provided, however, that all assets and equity interests transferred and contributed pursuant to the foregoing transactions shall be subject to the Agent's Liens therein.

      (b) Each Borrower acknowledges and affirms that all of its obligations and undertakings under the Credit Agreement and the other Loan Documents, including, without limitation, all of its obligations and undertakings under SECTION 13.11 and 13.19 of the Credit Agreement, shall remain in full force and effect taking into account all of the terms and conditions of this Amendment and the transactions contemplated hereby.

      5. CONDITIONS PRECEDENT. The effectiveness of the amendments and consent contained in Sections 3 and 4 above is subject to, and contingent upon, the satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Agent and the Lenders, unless the same shall otherwise be waived in writing by the Agent and the Lenders in their sole and absolute discretion:

      (a) the Agent shall have received duly executed counterparts of this Amendment signed by each Borrower, the Agent and each Lender;

      (b) the representations and warranties of each Borrower contained herein shall be true and correct;

      (c) the Agent shall have received a Reaffirmation of Guaranty from the Parent and each Subsidiary Guarantor in the form attached hereto;

      (d) the Agent shall have received the duly executed Garlock Sealing Subordination Agreement, together with the duly executed Coltec Subordinated Note and a duly executed assignment of the Coltec Subordinated Note;

      (e) the Agent shall have received the duly executed Stemco Subordination Agreement, together with the duly executed Stemco Subordinated Note and Coltec/Stemco Subordinated Guaranty and a duly executed assignment of the Coltec Subordinated Note and Coltec/Stemco Subordinated Guaranty;

      (f) the Agent shall have received a duly executed amendment to the Pledge Agreement, dated May 31, 2002, among the Agent, Coltec, Garlock Sealing, and the other pledgors party thereto, subjecting to the pledge of such Pledge Agreement all of the equity interests and notes contemplated hereby;

      (g) the Agent shall have received a duly executed Joinder Agreement whereby Stemco LP (TX) shall become a Borrower hereunder and Stemco Holdings and Stemco Holdings Delaware shall become Subsidiary Guarantors, together with such certificates, lien searches, UCC financing statements, opinions and other items relating thereto as the Agent may request; and

      (h) the Agent shall have received such certificates, opinions and other agreements and items relating to this Amendment and the transactions contemplated hereby as the Agent may request.

      6. CONVERSION OF STEMCO. The parties hereto acknowledge that, upon the effectiveness of the amendments and consent contained in Sections 3 and 4 above, Stemco LP (DE) (as successor by conversion to Stemco) (a) shall no longer be a Borrower or Excess Collateral provider under the Credit Agreement, and (b) shall be a Subsidiary Guarantor. In furtherance thereof, Stemco LP (DE) hereby (i) acknowledges, agrees and confirms that it will be deemed to be a party to that certain Subsidiary Guarantee dated as of May 31, 2002 (as at any time amended, restated, supplemented or otherwise modified, the "Subsidiary Guaranty") by and among the parties thereto (the "Guarantors") in favor of Agent and Lenders, as a "Guarantor" for all purposes under the Subsidiary Guaranty, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Subsidiary Guaranty, (ii) ratifies, as of the effective date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Subsidiary Guaranty and in the Loan Documents which are binding upon the Guarantors, including, without limitation (A) all of the representations and warranties of the Subsidiary Guarantors set forth in the Subsidiary Guaranty, and (B) all of the covenants set forth in the Subsidiary Guaranty, and (iii) acknowledges that it will continue to be a party to that certain Security Agreement dated as of May 16, 2002 (as amended, restated, supplemented or otherwise modified, the "Security Agreement") by and among the Borrowers and the other grantors party thereto (the "Grantors") and the Agent, and a "Grantor" for all purposes under the Security Agreement.

      7. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. Except as expressly provided herein, the Credit Agreement shall remain unmodified and in full force and effect and each Borrower hereby ratifies and confirms all its obligations and liabilities thereunder after giving effect to this Amendment.

      8. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Agent and each Lender that: (a) this Amendment and the actions on such Borrower's part contemplated hereby have been duly approved by all requisite action on the part of such Borrower; (b) this Amendment and each of the other documents executed and delivered by such Borrower in connection herewith have been duly executed and delivered and constitute the legal, valid, and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing; and (c) the execution, delivery and performance of this Amendment and each of the other documents executed and delivered by such Borrower in connection herewith do not and will not violate or conflict with any provision of such Borrower's Articles or Certificate of Incorporation or by-laws or other constitutive documents in effect on the date hereof, or any contracts or agreements to which such Borrower is a party or by which any of its assets are bound. Each Borrower further hereby represents and warrants to the Agent and each Lender that the representations and warranties of such Borrower contained in the Loan Documents are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date. Each Borrower further represents and warrants to the Agent and each Lender that no Event of Default exists under any Loan Document.

      8. MISCELLANEOUS.

      (a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no Borrower may assign this Amendment or any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders.

      (b) This Amendment (together with the Credit Agreement) constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior negotiations, representations, warranties, commitments, offers, letters of interest or intent, proposal letters, contracts, writings or other agreements or understandings with respect thereto.

      (c) No waiver and no modification or amendment of any provision of this Amendment shall be effective unless specifically made in writing and duly signed by the party to be bound thereby.

      (d) Paragraph and subparagraph titles, captions and headings herein are inserted only as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provision hereof.

      (e) No failure or delay on the part of any party hereto to exercise any right, power or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      (f) Each Borrower affirms and acknowledges that this Amendment shall be a Loan Document for all purposes of the Credit Agreement.

      (g) Any reference to the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or before or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

      (h) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

      (i) THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF NORTH CAROLINA.

      (k) The parties hereto acknowledge that the notice address of the Agent and Bank has been changed to the following:

                        Bank of America, N.A.
                        300 Galleria Parkway NW
                        Suite 800
                        Atlanta, Georgia 30339
                        Attention: David Anderson, SVP
                        Telecopy No.: 770-857-2947

      (l) The Borrowers agree to pay all of the Agent's out-of-pocket costs and expenses incurred in connection with this Amendment (including, without limitation, the reasonable fees and expenses of outside counsel).

               [Remainder of this page intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                     "BORROWERS"

                                     COLTEC INDUSTRIES INC

                                     By:        /s/ Robert D. Rehley
                                           -----------------------------------
                                     Name: Robert D. Rehley
                                     Title: Treasurer

                                     COLTEC INDUSTRIAL PRODUCTS LLC

                                     By:        /s/ John R. Mayo
                                           -----------------------------------
                                     Name: John R. Mayo
                                     Title: Vice President and Secretary

                                     GARLOCK SEALING TECHNOLOGIES LLC

                                     By:        /s/ John R. Mayo
                                           -----------------------------------
                                     Name: John R. Mayo
                                     Title: Vice President and Secretary

                                     GGB, LLC, formerly known as Glacier Garlock
                                     Bearing LLC

                                     By:        /s/ John R. Mayo
                                           -----------------------------------
                                     Name: John R. Mayo
                                     Title: Vice President and Secretary

                                     STEMCO LLC

                                     By:        /s/ Richard Andrews
                                           -----------------------------------
                                     Name: Richard Andrews
                                     Title: President

                                     "AGENT" and "LENDERS"

                                     BANK OF AMERICA, N.A.,
                                     as the Agent and a Lender

                                     By:        /s/ David M. Anderson
                                           -----------------------------------
                                     Name: David M. Anderson
                                     Title: Senior Vice President

                                     CITICORP USA, INC.,
                                     as a Lender

                                     By:        /s/ Miles D. McManus
                                           -----------------------------------
                                     Name: Miles D. McManus
                                     Title: Vice President

                                     CONGRESS FINANCIAL CORPORATION
                                     (SOUTHWEST), as a Lender

                                     By:        /s/ Joe T. Curdy
                                           -----------------------------------
                                     Name: Joe T. Curdy
                                     Title: Vice President

                        REAFFIRMATION OF PARENT GUARANTEE

                                 March 11, 2005

Bank of America, N.A., as Agent
300 Galleria Parkway NW
Suite 800
Atlanta, Georgia 30339

Please refer to (1) the Credit Agreement dated as of May 16, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among each of the "Borrowers" named therein, the "Lenders" named therein and Bank of America, N.A., as agent for the Lenders (the "Agent") and
(2) the Parent Guarantee dated May 16, 2002 (as amended, the "Guarantee") by EnPro Industries, Inc. ("Guarantor") in favor of the Agent. Pursuant to the Fifth Amendment to Credit Agreement (the "Amendment") dated as of even date herewith among the Borrowers, the Agent, and the Lenders signatory thereto, the Credit Agreement has been amended in accordance with the terms and conditions of the Amendment.

Guarantor hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof.

                                     ENPRO INDUSTRIES, INC.

                                     By:        /s/ Robert D. Rehley
                                           -----------------------------------
                                     Name: Robert D. Rehley
                                     Title: Vice President and Treasurer

                      REAFFIRMATION OF SUBSIDIARY GUARANTEE

                                 March 11, 2005

Bank of America, N.A., as Agent
300 Galleria Parkway NW
Suite 800
Atlanta, Georgia 30339

Please refer to (1) the Credit Agreement dated as of May 16, 2002 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among each of the "Borrowers" named therein, the "Lenders" named therein and Bank of America, N.A., as agent for the Lenders (the "Agent") and
(2) the Subsidiary Guarantee dated May 16, 2002 (as amended, the "Guarantee") by each of the undersigned (each, a "Guarantor") in favor of the Agent. Pursuant to the Fifth Amendment to Credit Agreement (the "Amendment") dated as of even date herewith among the Borrowers, the Agent, and the Lenders signatory thereto, the Credit Agreement has been amended in accordance with the terms and conditions of the Amendment.

Each Guarantor hereby (i) acknowledges and reaffirms all of its obligations and undertakings under the Guarantee, and (ii) acknowledges and agrees that subsequent to, and taking into account all of the terms and conditions of the Amendment, the Guarantee is and shall remain in full force and effect in accordance with the terms thereof.

                                   QFM SALES AND SERVICES, INC.,

                                   By:          /s/ Robert D. Rehley
                                         --------------------------------------
                                   Name: Robert D. Rehley
                                   Title: Treasurer

                                   COLTEC INTERNATIONAL SERVICES CO.

                                   By:           /s/ Robert D. Rehley
                                         --------------------------------------
                                   Name: Robert D. Rehley
                                   Title: Treasurer

                                   GARRISON LITIGATION MANAGEMENT
                                   GROUP, LTD.

                                   By:          /s/ Paul L. Grant
                                         --------------------------------------
                                   Name: Paul L. Grant
                                   Title: President

                                   GGB, INC., formerly known as Glacier Garlock
                                   Bearings Inc.

                                   By:          /s/ Robert D. Rehley
                                         --------------------------------------
                                   Name: Robert D. Rehley
                                   Title: Treasurer

                                   GARLOCK INTERNATIONAL INC.

                                   By:          /s/ John R. Mayo
                                         --------------------------------------
                                   Name: John R. Mayo
                                   Title: Vice President and Secretary

                                   GARLOCK OVERSEAS CORPORATION

                                   By:          /s/ John R. Mayo
                                         --------------------------------------
                                   Name: John R. Mayo
                                   Title: Vice President and Secretary